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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- DEC. 1, 2007

RiverSource Fundamental Growth Fund (July 30, 2007)                                         S-6261-99 H

At a Special Meeting of Shareholders scheduled to be held on Jan. 29, 2008, shareholders who owned shares on Nov. 30, 2007 will vote on the following proposal:

The merger of the Fund into RiverSource Growth Fund, a fund that seeks to provide shareholders with long-term capital growth.

For more information about RiverSource Growth Fund, please call 1-888-791-3380 for a prospectus.

EFFECTIVE NOV. 16, 2007, RIVERSOURCE INVESTMENTS, LLC PROVIDES ALL INVESTMENT MANAGEMENT SERVICES TO THE FUND INTERNALLY. PRIOR TO THIS TIME, RIVERSOURCE INVESTMENTS, THE FUND'S INVESTMENT MANAGER, HAD AGREEMENTS WITH GOLDMAN SACHS ASSET MANAGEMENT, L.P. AND WELLINGTON MANAGEMENT COMPANY, LLP TO SERVE AS SUBADVISERS TO THE FUND.

The Principal Investment Strategies section for RiverSource Fundamental Growth Fund has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments, or technological superiority. The Fund may invest up to 25% of its net assets in foreign investments.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by identifying companies that the investment manager believes have above-average long-term growth potential based, among other factors, on:

- Management's track record.

- Financial strength.

- Competitive market or product position.

- Technological advantage (more advanced technology or proven technological advantage) over competitors.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to other potential investments.

- The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

- The investment manager identifies a more attractive opportunity.

The investment manager may use derivatives such as futures, options, forward contracts and structured investments, to produce incremental earnings, to hedge existing positions, or to increase flexibility.

The Principal Risks section for RiverSource Fundamental Growth Fund has been revised to add the following risks:

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, hedging risk, correlation risk, liquidity risk and leverage risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the

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* Valid until further notice.

derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

FOREIGN RISK. The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

The information following the second paragraph in the Investment Manager section for RiverSource Fundamental Growth Fund has been revised as follows:

INVESTMENT MANAGER

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Nick Thakore, Portfolio Manager

- Managed the Fund since 2007.

- Joined RiverSource Investments in 2002.

- Analyst and Portfolio Manager, Fidelity Investments, 1993 to 2002.

- Began investment career in 1993.

- MBA,Wharton School, University of Pennsylvania.

The rest of this section remains unchanged.

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